Exhibit 99.1

UNAUDITED as of 10/ 31/ 2005

Bimini Mortgage Management, Inc. - Asset Information

This Table Reflects All Transactions. Prices Used Are Internally Generated.

Valuation

			As a Percentage of
		As a Percentage of	Mortgage Assets, Cash
Asset Category	Market Value	Mortgage Assets	and P&I Receivable
Fixed Rate Mortgage Backed Securities	$605,326,155	16.34%	15.89%
Fixed Rate CMO	$78,958,772	2.13%	2.07%
Fixed Rate Agency Debt	$98,859,380	2.67%	2.59%
Adjustable Rate Mortgage Backed Securities (1)	$2,066,191,428	55.77%	54.23%
Hybrid Adjustable Rate Mortgage Backed Securities	$804,578,259	21.72%	21.12%
Balloon Maturity Mortgage Backed Securities	$51,187,311	1.38%	1.34%
Total: Mortgage Assets (2)	$3,705,101,305	100.00%

Total Cash, P&I Recievables	$104,921,360		2.75%

Total: All Assets	$3,810,022,665		100.00%

Note: The Value of Unpledged Securities is $79,350,056

(1)                 Adjustable Rate MBS are those that reset coupons within one year’s time.

(2)                 This includes Forward Settling Purchases.

Prepayment Speeds

	Weighted Average	Weighted Average
	One Month	Three Month
	Prepayment Speeds	Prepayment Speeds
Asset Category	(CPR)	(CPR)
Fixed Rate Mortgage Backed Securities	25.49%	29.92%
Fixed Rate CMO	27.94%	31.23%
Fixed Rate Agency Debt	n/a	n/a
Adjustable Rate Mortgage Backed Securities	34.37%	38.51%
Hybrid Adjustable Rate Mortgage Backed Securities	28.22%	36.15%
Balloon Maturity Mortgage Backed Securities	38.94%	40.23%
Total: Mortgage Assets	31.65%	36.47%

On October 7, 2005 Prepayment Speeds were released for paydowns occurring in September 2005
(July-September for three month speeds). The numbers above reflect that data.

Portfolio Price and Duration
Weighted Average Purchase Price	$102.68
Weighted Average Current Price	$101.39
Modeled Effective Duration	1.350

Characteristics

			Weighted	Weighted Average		Weighted
	Weighted Average	Weighted Average	Average Periodic Cap	Coupon Reset	Longest	Average Maturity
Asset Category	Coupon	Lifetime Cap	Per Year (3)	(in Months)	Maturity	(in Months)
Fixed Rate Mortgage Backed Securities	6.93%	n/a	n/a	n/a	1-Jun-35	278
Fixed Rate CMO	5.54%	n/a	n/a	n/a	25-Jul-34	330
Fixed Rate Agency Debt	4.00%	n/a	n/a	n/a	25-Feb-10	52
Adjustable Rate Mortgage Backed Securities (3)	4.32%	10.49%	1.75%	4.06	1-Dec-42	336
Hybrid Adjustable Rate Mortgage Backed Securities	4.21%	9.91%	1.64%	19.83	1-Apr-44	341
Balloon Maturity Mortgage Backed Securities	4.06%	n/a	n/a	n/a	1-Feb-11	50
Total: Mortgage Assets	4.74%	10.33%	1.71%	8.48	1-Apr-44	316

(3)      35.3% ($730.3 million) of The Adjustable Rate Mortgage Portfolio Have No Periodic Caps. These assets are excluded from the weighted average periodic cap per year calculation

		As a Percentage of
Agency	Market Value	Mortgage Assets
Fannie Mae	$2,226,059,052	60.08%
Freddie Mac	$800,994,753	21.62%
Ginnie Mae	$678,047,500	18.30%
Total Portfolio	$3,705,101,305	100.00%

		As a Percentage of
Pool Status	Market Value	Mortgage Assets
Whole Pool	$2,146,834,128	57.94%
Non Whole Pool	$1,558,267,177	42.06%
Total Portfolio	$3,705,101,305	100.00%

UNAUDITED as of 10/ 31/ 2005

	Internally
	Generated Market	% of Asset	% of Total Mortgage
	Value	Class	Assets

Adjustable Rate Mortgages

One Month Libor	$55,055,731	2.66%	1.49%
Moving Treasury Average	$66,400,653	3.21%	1.79%
Cost Of Funds Index	$429,037,847	20.76%	11.58%
Six Month LIBOR	$247,049,523	11.96%	6.67%
Six Month CD Rate	$3,120,159	0.15%	0.08%
One Year LIBOR	$294,134,131	14.24%	7.94%
Conventional One Year CMT	$545,999,304	26.43%	14.74%
FHA and VA One Year CMT	$418,447,956	20.25%	11.29%
Other	$6,946,124	0.34%	0.19%
Total ARMs	$2,066,191,428	100.00%	55.77%

Hybrid ARMs

Generic Fannie or Freddie Hybrid ARMs
13 - 18 Months to First Reset	$295,952,652	36.78%	7.99%
19 - 24 Months to First Reset	$224,549,573	27.91%	6.06%
25 - 36 Months to First Reset	$16,947,612	2.11%	0.46%
37 - 48 Months to First Reset	$0	0.00%	0.00%
Total	$537,449,837	66.80%	14.51%

Agency Alt-A Hybrid ARMs
13 - 18 Months to First Reset	$20,593,559	2.56%	0.56%
19 - 24 Months to First Reset	$12,223,600	1.52%	0.33%
25 - 36 Months to First Reset	$8,413,734	1.05%	0.23%
37 - 60 Months to First Reset	$14,183,708	1.76%	0.38%
Total	$55,414,601	6.89%	1.50%

GNMA Hybrid ARMs
13 - 24 Months to First Reset	$29,336,484	3.64%	0.79%
25 - 36 Months to First Reset	$182,377,337	22.67%	4.92%
Total	$211,713,821	26.31%	5.71%

Total Hybrid ARMs	$804,578,259	100.00%	21.72%

	Internally
	Generated Market	% of Asset	% of Total Mortgage
	Value	Class	Assets

Balloons

< = 4.0 Years to Balloon Date	$21,484,785	41.97%	0.58%
4.01 - 5.0 Years to Balloon Date	$17,103,754	33.42%	0.46%
5.01 - 5.5 Years to Balloon Date	$12,598,772	24.61%	0.34%
Total Balloons	$51,187,311	100.00%	1.38%

Fixed Rate Agency Debt

4.5yr Stated Final Maturity	$98,859,380	100.00%	2.67%
Total Fixed Rate Agency Deb	$98,859,380	100.00%	2.67%

Fixed Rate CMOs

Fixed Rate CMOs	$78,958,772	100.00%	2.13%
Total Fixed Rate CMOs	$78,958,772	100.00%	2.13%

Fixed Rate Assets

10yr Other (Seasoned, Low Avg Bal, Low FICO, etc)	$2,274,458	0.38%	0.06%
15yr $85,000 Maximum Loan Size	$77,415,803	12.79%	2.09%
15yr $110,000 Maximum Loan Size	$5,130,890	0.85%	0.14%
15yr 100% Investor Property	$624,110	0.10%	0.02%
15yr 100% FNMA Expanded Approval Level 3	$1,260,484	0.21%	0.03%
15yr 100% Alt-A	$42,427,522	7.01%	1.15%
15yr Geography Specific (NY, FL, VT, TX)	$1,868,329	0.31%	0.05%
15yr Other (Seasoned, Low Avg Bal, Low FICO, etc)	$29,317,922	4.84%	0.79%
20yr Other (Seasoned, Low Avg Bal, Low FICO, etc)	$1,287,479	0.21%	0.03%
20yr 100% Alt-A	$1,121,208	0.19%	0.03%
30yr $85,000 Maximum Loan Size	$157,409,378	26.00%	4.25%
30yr $110,000 Maximum Loan Size	$42,464,081	7.02%	1.15%
30yr 100% Investor Property	$7,059,127	1.16%	0.19%
30yr 100% FNMA Expanded Approval Level 3	$63,528,356	10.49%	1.71%
30yr 100% Alt-A	$45,328,877	7.49%	1.22%
30yr Geography Specific (NY, FL, VT, TX)	$5,142,474	0.85%	0.14%
30yr 100% GNMA Builder Buydown Program	$7,143,436	1.18%	0.19%
30yr Other (Seasoned, Low Avg Bal, Low FICO, etc)	$114,522,221	18.92%	3.09%
Total Fixed Rate Collateral	$605,326,155	100.00%	16.34%

Total (All Mortgage Assets)	$3,705,101,305		100.00%
Cash or Cash Receivables	$104,921,360
Total Assets and Cash	$3,810,022,665
Total Forward Settling Purchases	$0		0.00%

Unaudited Funding Information as of 10/31/2005

	Dollar Amount of	Weighted Average	Longest
Repurchase Counterparties	Borrowings	Maturity in Days	Maturity

Deutsche Bank (1)	$846,258,006	195	11-Oct-06
Nomura	$756,159,000	156	18-Sep-06
Cantor Fitzgerald	$530,931,000	129	25-Apr-06
WAMU	$378,062,000	15	13-Jan-06
UBS Securities	$262,227,000	265	19-Oct-06
JP Morgan Secs	$225,479,719	122	18-Jul-06
Bear Stearns	$176,398,000	210	7-Jul-06
Merrill Lynch	$128,119,000	157	19-Apr-06
Goldman Sachs	$120,042,143	92	24-Apr-06
Countrywide Secs	$45,975,000	51	22-Dec-05
Daiwa Secs	$19,825,000	248	7-Jul-06
Morgan Stanley	$4,160,758	64	3-Jan-06
Total	$3,493,636,626	151	19-Oct-06

Total Forward Settling Purchases Without Commited Repo Terms	0

(1)      Includes $507 Million floating rate repo obligations